UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2017

Bluerock Residential Growth REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 9th Floor New York, NY 10019
(Address of principal executive offices)

(212) 843-1601
(Registrant’s telephone number, including area code)

None.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01	OTHER EVENTS

On September 5, 2017, Bluerock Residential Growth REIT, Inc. (the “Company,” “we,” “our,” or “us”) filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (“SEC”) relating to the Company’s 2017 annual meeting of stockholders to be held on October 26, 2017 (the “Annual Meeting”), which will be held at the Warwick Hotel, 65 West 54th Street at 6th Avenue, New York, New York 10019, in the Oxford Room (2nd Floor) at 12:00 p.m. Eastern Time. As previously disclosed, the record date for determining Company stockholders entitled to vote at the Annual Meeting has been fixed as the close of business on August 22, 2017.

On October 18, 2017, the Company determined to make certain revisions to the Company’s Second Amended and Restated 2014 Equity Incentive Plan for Individuals (the “Second Amended 2014 Individuals Plan”) and the Company’s Second Amended and Restated 2014 Equity Incentive Plan for Entities (the “Second Amended 2014 Entities Plan,” and, together with the Second Amended 2014 Individuals Plan, the “Second Amended 2014 Incentive Plans”).  The revisions to the Second Amended 2014 Incentive Plans were unanimously approved by the compensation committee of our board of directors (the “Compensation Committee”), as well as by our board of directors, subject to stockholder approval. The Second Amended 2014 Incentive Plans, as so revised, are to be voted upon by stockholders at the Annual Meeting.

The revisions to the Second Amended 2014 Incentive Plans (i) reduce the aggregate number of shares of our Class A Common Stock authorized for issuance thereunder by 75,000 (from 1,625,000 shares to 1,550,000 shares), and (ii) clarify that the discretion of the Compensation Committee, as administrator, to accelerate vesting of awards made thereunder will be limited to the occurrence of a change in control of our Company or a participant’s death, disability or involuntary termination, and that any amendment to the Second Amended 2014 Incentive Plans that would accelerate the time at which awards will vest in any other context will require the approval of the Company’s stockholders.  There are no other changes to the Second Amended 2014 Incentive Plans as described in the Proxy Statement.

On October 19, 2017, the Company filed a supplement to the Proxy Statement on Schedule 14A (the “Supplement”) to supplement and amend the Proxy Statement in order to add information regarding certain revisions to the Second Amended 2014 Incentive Plans, as described above.

The foregoing summary of the Second Amended 2014 Incentive Plans and the Supplement does not purport to be complete and is qualified in its entirety by reference to: (i) the Second Amended and Restated 2014 Equity Incentive Plan for Individuals, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein, (ii) the Second Amended and Restated 2014 Equity Incentive Plan for Entities, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein; and (iii) the Supplement to the Proxy Statement, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Additional Information and Where to Find It

The Company has filed the Proxy Statement in connection with the solicitation of proxies for its 2017 Annual Meeting. The Company, its directors and certain of its executive officers will be participants in the solicitation of proxies from stockholders with respect to the Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company is set forth in the Proxy Statement.  Before making any voting decision with respect to matters to be presented to the Annual Meeting, stockholders are urged to read all relevant documents filed with or furnished to the SEC, including among other things the Company’s definitive Proxy Statement and any supplements thereto, which contain important information. Stockholders may obtain a free copy of the Proxy Statement and other relevant documents that the Company files with or furnishes to the SEC from the SEC’s website at www.sec.gov or the Company’s website at http://www.bluerockresidential.com/, as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Stockholders with questions about how to vote their shares, or in need of additional assistance, may contact the Company’s proxy solicitor, Morrow Sodali, LLC, at (800) 662-5200.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description
10.1	Form of Second Amended and Restated 2014 Equity Incentive Plan for Individuals
10.2	Form of Second Amended and Restated 2014 Equity Incentive Plan for Entities
99.1	Supplement to Proxy Statement, dated October 19, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Dated: October 19, 2017	By:	/s/ Michael L. Konig
Michael L. Konig
Chief Operating Officer, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description
10.1	Form of Second Amended and Restated 2014 Equity Incentive Plan for Individuals
10.2	Form of Second Amended and Restated 2014 Equity Incentive Plan for Entities
99.1	Supplement to Proxy Statement, dated October 19, 2017